UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 24, 2006

COUNTERPATH SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-50346

(Commission File Number)

20-0004161

(IRS Employer Identification No.)

8th Floor, 100 West Pender Street, Vancouver, British Columbia, Canada V6B 1R8

(Address of principal executive offices and Zip Code)

604.320.3344

Registrant's telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

Item 7.01 Regulation FD Disclosure.

On May 24, 2006, the Registrant reported revenue guidance for its fourth quarter of fiscal 2006, which ended on April 30, 2006. In addition, the Registrant released a revenue forecast for fiscal 2007.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits
Exhibit Number	Description
99.1	News Release dated May 24, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUNTERPATH SOLUTIONS, INC.

By: /s/ Mark Bruk

Mark Bruk
Chief Executive Officer

Dated: May 26, 2006